ACADIAN EMERGING MARKETS PORTFOLIO

Summary Prospectus | March 1, 2012

TICKER: Institutional Class Shares -- AEMGX               [ACADIAN LOGO OMITTED]

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.oldmutualus.com/companies/templates/mf_perf.asp. You can also get this information at no cost by calling 1-866-226-6161, by sending an e-mail request to acadian@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE
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     The Acadian Emerging Markets Portfolio (the "Fund") seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

FUND FEES AND EXPENSES OF THE FUND
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     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               Acadian Emerging
     Redemption Fee                                            Markets Portfolio
     ---------------------------------------------------------------------------
     As a percentage of amount redeemed, if redeemed
       within 90 days of purchase                                    2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

     Management Fees                                          1.00%
     ---------------------------------------------------------------------------
     Other Expenses                                           0.29%
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     Total Annual Fund Operating Expenses                     1.29%
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EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS      5 YEARS      10 YEARS
     ---------------------------------------------------------------------------
                $131         $409         $708         $1,556

     PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
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     The Fund will invest primarily in common stocks but also may invest in other types of equity securities, including preferred stock. Under normal circumstances, the Fund invests at least 80% of its net assets, at the time of initial purchase, in equity securities of issuers that:

     o Have their principal securities trading market in an emerging country;

     o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or

     o Are organized under the laws of, and have a principal office in, an emerging country.

     An "emerging market country" is any country that Acadian Asset Management LLC ("Acadian" or the "Adviser") believes the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products
     (GNP) than more developed countries. There are over 150 countries that the international financial community generally


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

     considers to be emerging or developing countries, approximately 50 of which currently have stock markets. Emerging or developing countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund will focus its investments on those emerging market countries that the Adviser believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following:

     Argentina         Egypt        Korea       Philippines      Turkey
     Botswana          Hungary      Malaysia    Poland           Venezuela
     Brazil            India        Mexico      Russia
     Chile             Indonesia    Morocco     South Africa
     China             Jamaica      Nigeria     Sri Lanka
     Columbia          Jordan       Pakistan    Taiwan
     Czech Republic    Kenya        Peru        Thailand

     As markets in other countries develop, the Adviser expects to expand and further diversify the emerging countries in which the Fund invests. The Fund may also invest in securities of issuers located in industrialized countries.

     Foreign securities include securities of companies located outside the United States, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), exchange traded funds that invest in foreign securities and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, including those in the United States. GDRs are similar to ADRs, except that European banks or trust companies typically issue them.

     The Fund is non-diversified and may hold a relatively small number of issues in its portfolio. In selecting investments for the Fund, Acadian pursues an active, disciplined investment approach that forecasts markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, the Adviser analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions. Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.



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

PRINCIPAL RISKS
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     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     The Fund may use hedging techniques to reduce the risks of its investments in equity securities. However, hedging will not necessarily fully protect the Fund against all anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If the Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

     Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may



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

     affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

     Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.



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PERFORMANCE INFORMATION
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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.acadian-asset.com or by calling 1-866-AAM-6161. The Fund acquired the assets and assumed the historical performance of another fund on June 24, 2002. The performance shown in the bar chart and performance table for periods prior to that date represents the performance of the predecessor fund.

                              [BAR GRAPH OMITTED]

 2.91%   70.77%    33.52%   37.82%   32.67%  46.01%   (58.64)%  77.11%  22.65%  (19.62)%
 2002     2003      2004     2005     2006    2007      2008     2009    2010     2011


                        BEST QUARTER           WORST QUARTER
                           35.67%                 (33.59)%
                        (06/30/2009)           (12/31/2008)













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

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                    1 YEAR    5 YEARS   10 YEARS
     ---------------------------------------------------------------------------
     Fund Returns Before Taxes                     (19.61)%    1.07%     16.30%
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     Fund Returns After Taxes on Distributions     (19.48)%   (0.30)%    15.06%
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     Fund Returns After Taxes on Distributions
       and Sale of Fund Shares                     (12.04)%    1.13%     15.00%
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     S&P/IFC Investable Composite(1) (reflects no
       deduction for fees, expenses, or taxes)     (19.03)%    2.79%     15.02%
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     MSCI Emerging Markets Index (reflects no
       deduction for fees, expenses, or taxes)     (18.17)%    2.70%     14.20%
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     (1)  The Fund has changed its primary benchmark from the S&P/IFC
          Investable Composite to the MSCI Emerging Markets Index. The Adviser believes that the MSCI Emerging Markets Index, a commonly accepted industry benchmark, is a more appropriate benchmark for the Fund as it better represents the overall universe of securities in the Fund's portfolio. The MSCI Emerging Markets Index had not been created at the inception of the Fund.

INVESTMENT ADVISER
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     Acadian Asset Management LLC

PORTFOLIO MANAGERS
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     John Chisholm, CFA, Chief Investment Officer and Executive Vice
     President, has managed the Fund since 1994.

     Ronald D. Frashure, CFA, Chairman, President and CEO, has managed the Fund since 1994.

     Brian Wolahan, CFA, Director of Alternative Strategies and Senior Portfolio Manager, has managed the Fund since 1994.

     Asha Mehta, CFA, Vice President and Portfolio Manager, has managed the Fund since 2009.




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PURCHASE AND SALE OF FUND SHARES
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     To purchase shares of the Fund for the first time, you must invest at least
     $2,500. Subsequent investments must be at least $1,000.

     If you own shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House (subject to certain account minimums) or by contacting the Fund directly by mail at Acadian Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Acadian Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-AAM-6161.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION
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     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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     If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.







                                                                 ACA-SM-001-0300



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